UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2017

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by McKesson Corporation (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2017 (the “Initial Form 8-K”), the Company announced that, effective January 1, 2018, Britt Vitalone would serve as its Executive Vice President and Chief Financial Officer.

At the time of the filing of the Initial Form 8-K, the Compensation Committee (the “Committee”) of the Board of Directors of the Company had not determined Mr. Vitalone’s compensation in connection with his new role. The Company is filing this Current Report on Form 8-K/A to amend the Initial Form 8-K to report that on January 4, 2018, the Committee approved compensation arrangements for Mr. Vitalone. Effective as of January 1, 2018, Mr. Vitalone will be paid an annual base salary of $750,000, and his target annual bonus opportunity under the Company’s Management Incentive Plan will be equal to 100% of his salary earned during the performance period. In addition, in recognition of the promotion, the Committee approved a bonus of $500,000 for Mr. Vitalone, to be paid as soon as administratively practicable following approval. As an executive officer Mr. Vitalone will be eligible for an annual executive physical, participation in the Severance Policy for Executive Employees, as amended and restated on April 23, 2013, and Tier One participation in the Change in Control Policy for Selected Executive Employees, as amended and restated on October 26, 2010. In addition, he will continue to be eligible to participate in the Company’s general benefit plans and certain executive benefits for which he was already eligible as a member of the Company’s senior management, such as financial counseling services and executive travel services. For more information about the Company’s executive compensation program, including a description of each plan identified above, please refer to the 2017 annual definitive proxy statement that was filed by the Company with the Securities and Exchange Commission on June 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2018

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and
Chief Compliance Officer